LETTER OF TRANSMITTAL

                        To Tender Shares of Common Stock
                                       of
                          Microware Systems Corporation

              Pursuant to the Offer to Purchase dated July 5, 2001
                                       by
                             Drake Merger Sub, Inc.
                          a Wholly Owned Subsidiary of
                               RadiSys Corporation


--------------------------------------------------------------------------------
                 THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT
              5:00 p.m., NEW YORK TIME, ON THURSDAY, AUGUST 2, 2001
                          UNLESS THE OFFER IS EXTENDED
--------------------------------------------------------------------------------


                        The Depositary for the Offer is:
                          Mellon Investor Services LLC

                                         By First Class
          By Hand:                      or Express Mail:                  By Overnight:
          -------                       ---------------                   ------------
Mellon Investor Services LLC      Mellon Investor Services LLC    Mellon Investor Services LLC
        120 Broadway                     P.O. Box 3301                 85 Challenger Road
         13th Floor                South Hackensack, NJ 07606            Mail Drop-Reorg
     New York, NY 10271            Attn: Reorganization Dept.       Ridgefield Park, NJ 07660
 Attn: Reorganization Dept.                                        Attn: Reorganization Dept.

DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.


                                             DESCRIPTION OF SHARES TENDERED
-------------------------------------------------------------- -------------------------------------------------

Name(s) & Address(es) of Registered Holder(s)                     Share Certificate(s) and Share(s) Tendered
(Please fill in, if blank, exactly as name(s) appear(s) on       (Attach additional signed list if necessary)
certificate(s))
-------------------------------------------------------------- ---------------- --------------- ----------------
                                                                                 Total Number
                                                                    Share         of Shares         Number
                                                               Certificate(s)   Represented By     of Shares
                                                                 Number(s)*     Certificate(s)*   Tendered**
                                                               ---------------- --------------- ----------------

                                                               ---------------- --------------- ----------------


                                                               ---------------- --------------- ----------------


                                                               ---------------- --------------- ----------------


                                                               ---------------- --------------- ----------------


                                                               ---------------- --------------- ----------------

                                                                Total Shares
-------------------------------------------------------------- ---------------- --------------- ----------------

*    Need not be completed by Book-Entry Shareholders.

** Unless otherwise indicated, all Shares represented by certificates delivered to the Depositary will be deemed to have been tendered. See Instruction 4.

     Your bank or broker can assist you in completing this Letter of Transmittal. The instructions enclosed with this Letter of Transmittal must be followed and should be read carefully. Questions and requests for additional copies of the Offer to Purchase (as defined below) and this Letter of Transmittal may be directed to the Information Agent as indicated in Instruction 8.

     Delivery of this Letter of Transmittal to an address other than as set forth above, or transmission of instructions via facsimile transmission or telex number other than as set forth above, will not constitute valid delivery.

     This Letter of Transmittal is to be completed by shareholders if certificates for Shares (as defined below) are to be forwarded with this letter of Transmittal or if tenders of Shares are to be made by book-entry transfer into the account of Mellon Investor Services LLC as Depositary (the "Depositary") at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in Section 2 of the Offer to Purchase. Shareholders who tender Shares by book-entry transfer are referred to as "Book-Entry Shareholders." Holders of Shares whose certificates for those Shares (the "Share Certificates") are not immediately available or who cannot deliver their Share Certificates and all other required documents to the Depositary before the Expiration Date (as defined in Section 1 of the Offer to Purchase), or who cannot complete the procedure for book-entry transfer on a timely basis, must tender their Shares according to the guaranteed delivery procedure set forth in Section 2 of the Offer to Purchase. See Instruction 2.

[_] CHECK HERE IF SHARES ARE BEING TENDERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution __________________________________________________
Account Number _________________________________________________________________
Transaction Code Number ________________________________________________________

[_] CHECK HERE IF SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s) ________________________________________________
Window Ticket Number (if any) __________________________________________________
Date of Execution of Notice of Guaranteed Delivery _____________________________ Name of Institution which Guaranteed Delivery __________________________________

If delivered by book-entry transfer:
Book-Entry Transfer Facility Account Number: ___________________________________ Transaction Code Number: _______________________________________________________

                     NOTE: SIGNATURES MUST BE PROVIDED BELOW
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     The undersigned hereby tenders to Drake Merger Sub, Inc., an Iowa corporation (the "Purchaser"), the above-described shares of common stock (the "Shares"), of Microware Systems Corporation, an Iowa corporation (the "Company"), at a purchase price of $0.68 per Share, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase dated July 5, 2001 and any amendments or supplements thereto (the "Offer to Purchase") and in this Letter of Transmittal (which together constitute the "Offer"), receipt of which is acknowledged. The undersigned understands that the Purchaser reserves the right, with the written consent of the Company, to transfer or assign, in whole or from time to time in part, the right to purchase all or any portion of the Shares tendered pursuant to the Offer.

     Subject to, and effective upon, acceptance for payment for the Shares tendered with this Letter of Transmittal in accordance with the terms and conditions of the Offer, the undersigned sells, assigns and transfers to, or upon the order of, the Purchaser all right, title and interest in and to all of the Shares that are being tendered by this Letter of Transmittal and any and all noncash dividends, distributions (including additional Shares) or rights declared, paid or issued with respect to the tendered Shares on or after July 5, 2001 and payable or distributable to the undersigned on a date before the transfer to the name of the Purchaser or a nominee or transferee of the Purchaser on the Company's stock transfer records of the Shares tendered with this Letter of Transmittal (a "Distribution"). The undersigned appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to the Shares (and any Distribution) with full power of substitution (this power of attorney being deemed to be an irrevocable power coupled with an interest) to (a) deliver Share Certificates (as defined below) (and any Distribution) or transfer ownership of the Shares (and any Distribution) on the account books maintained by a Book-Entry Transfer Facility, together in either case with appropriate evidence of transfer and authenticity, to the Depositary for the account of the Purchaser, (b) present the Shares (and any Distribution) for transfer on the books of the Company, and receive all benefits and otherwise exercise all rights of beneficial ownership of the Shares (and any Distribution), all in accordance with the terms and subject to the conditions of the Offer.

     The undersigned irrevocably appoints designees of the Purchaser as the shareholder's proxy, each with full power of substitution to the full extent of the shareholder's rights with respect to the Shares tendered by the shareholder and accepted for payment by the Purchaser and with respect to any Distribution. This appointment will be effective when, and only to the extent that, the Purchaser accepts the Shares for payment. Upon acceptance for payment, all prior proxies given by the shareholder with respect to the Shares (and, if applicable, other shares and securities) will be revoked without further action, and no subsequent proxies may be given nor any subsequent written consents executed (and if given or executed, will not be deemed effective). The designees of the Purchaser will be empowered to exercise all voting and other rights of the shareholder as they in their sole discretion may deem proper at any annual or special meeting of the Company's shareholders or any adjournment or postponement, by written consent in lieu of a meeting or otherwise. The Purchaser reserves the right to require that, in order for Shares to be deemed validly tendered, immediately upon the Purchaser's payment for the Shares, the Purchaser must be able to exercise full voting rights with respect to the Shares.

     The undersigned represents and warrants that (a) the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered by this Letter of Transmittal (and any Distribution) and (b) when the Shares are accepted for payment by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title to the Shares (and any Distribution), free and clear of all liens, restrictions, charges and encumbrances, and the same will not be subject to any adverse claim. The undersigned, upon request, will execute and deliver any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered by this Letter of Transmittal (and any Distribution). In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of the Purchaser any and all Distributions in respect of the Shares tendered by this Letter of Transmittal, accompanied by appropriate documentation of transfer, and pending remittance or appropriate assurance of remittance, the Purchaser will be, subject to applicable law, entitled to all rights and privileges as owner of the Distribution and may withhold the entire purchase price or deduct from the purchase price the amount or value of the purchase price, as determined by the Purchaser in its sole discretion.

     All authority conferred or agreed to be conferred in this Letter of Transmittal shall not be affected by and shall survive the death or incapacity of the undersigned and any obligation of the undersigned under this Letter of Transmittal shall be binding upon the heirs, personal representatives, executors, administrators, successors and assigns of the undersigned.

     Tenders of Shares made pursuant to the Offer are irrevocable, except that Shares tendered pursuant to the Offer may be withdrawn at any time before the Expiration Date and, unless previously accepted for payment by the Purchaser pursuant to the Offer, may also be withdrawn at any time after September 3, 2001. See Section 3 of the Offer to Purchase.

     The undersigned understands that tenders of Shares pursuant to any of the procedures described in Section 2 of the Offer to Purchase and in the instructions to this Letter of Transmittal will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions set forth in the Offer, including the undersigned's representations that the undersigned owns the Shares being tendered.

     Unless otherwise indicated in this Letter of Transmittal under "Special Payment Instructions" or "Special Delivery Instructions," please mail the check for the purchase price and/or issue or return any certificate(s) for Shares not tendered or not accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered." If both the Special Delivery Instructions and Special Payment Instructions are completed, please issue the check for the purchase price and/or issue or return any certificate(s) for Shares not tendered or accepted for payment in the name of, and deliver the check and/or certificate to, the person or persons so indicated.

     The undersigned recognizes that the Purchaser has no obligation, pursuant to the Special Payment Instructions, to transfer any Shares from the name(s) of the registered holder(s) of the Shares if the Purchaser does not accept for payment any of the Shares so tendered.

--------------------------------------------------------------------------------
                          SPECIAL PAYMENT INSTRUCTIONS
                               (See Instructions)

     To be completed ONLY if certificate(s) for Shares not tendered or not accepted for payment, and/or if the check for the purchase price of Shares accepted for payment in connection with the Offer is to be issued to the order of someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal.


Issue     [ ] check to      [ ] certificate to:

Name  __________________________________________________________________________
                                 (Please Print)

Address ________________________________________________________________________


________________________________________________________________________________
                               (Include Zip Code)

________________________________________________________________________________
                   (Tax Identification or Social Security No.)
                    (See Substitute Form W-9 included herein)

--------------------------------------------------------------------------------






--------------------------------------------------------------------------------
                         SPECIAL DELIVERY INSTRUCTIONS
                               (See Instructions)

     To be completed ONLY if certificate(s) for Shares not tendered or not accepted for payment, and/or if the check for the purchase price of Shares accepted for payment in connection with the Offer is to be mailed to someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or sent to an address different from that shown in the box entitled "Description of Shares Tendered" within this Letter of Transmittal.


Mail      [ ] check to      [ ] certificate to:

Name  __________________________________________________________________________
                                 (Please Print)

Address ________________________________________________________________________


________________________________________________________________________________
                               (Include Zip Code)

________________________________________________________________________________
                   (Tax Identification or Social Security No.)
                    (See Substitute Form W-9 included herein)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    SIGN HERE
                AND COMPLETE SUBSTITUTE FORM W-9 INCLUDED HEREIN


________________________________________________________________________________


________________________________________________________________________________
                           (Signature(s) of Holder(s))

Dated:  __________________________________________________________________, 2001

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or another acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

Name(s) ________________________________________________________________________


________________________________________________________________________________
                             (Please Type or Print)

Capacity (full title) __________________________________________________________


________________________________________________________________________________


Address  _______________________________________________________________________


________________________________________________________________________________
                               (Include Zip Code)

Area Code and Telephone
Number  ________________________________________________________________________


Tax Identification or
Social Security No. ____________________________________________________________


                  COMPLETE SUBSTITUTE FORM W-9 INCLUDED HEREIN
                            Guarantee of Signature(s)
                           (See Instructions 1 and 5)

Authorized Signature ___________________________________________________________

Name ___________________________________________________________________________
                             (Please Type or Print)

Title __________________________________________________________________________


Name of Firm ___________________________________________________________________


Address ________________________________________________________________________


Dated: ___________________________________________________________________, 2001


--------------------------------------------------------------------------------

                                  INSTRUCTIONS

              FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. Guarantee of Signatures. No signature guarantee on this Letter of Transmittal is required (i) if this Letter of Transmittal is signed by the registered holder(s) of Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Share(s)), unless the holder has completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" included herein or (ii) if the Shares are tendered for the account of a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or by a commercial bank or trust company having an office or correspondent in the United States (each of the foregoing being referred to as an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

     2. Delivery of Letter of Transmittal and Certificates. This Letter of Transmittal is to be completed either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedure for tender by book-entry transfer set forth in Section 2 of the Offer to Purchase. Share Certificates, or timely confirmation (a "Book-Entry Confirmation") of a book-entry transfer of the Shares into the Depositary's account at the Book-Entry Transfer Facility, as well as this Letter of Transmittal (or a facsimile of it), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein before the Expiration Date. Shareholders whose Share Certificates are not immediately available, or who cannot deliver their Share Certificates and all other required documents to the Depositary before the Expiration Date, or who cannot complete the procedure for delivery by book-entry transfer on a timely basis, may tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in Section 2 of the Offer to Purchase. Pursuant to that procedure: (i) the tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Purchaser (with any required signature guarantees) must be received by the Depositary before the Expiration Date; and (iii) the Share Certificates (or a Book-Entry Confirmation) representing all tendered Shares, in proper form for transfer, in each case together with the Letter of Transmittal (or a facsimile of it), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery.

     THE METHOD OF DELIVERY OF SHARE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING SHAREHOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering shareholders, by execution of this Letter of Transmittal (or a facsimile of it), waive any right to receive any notice of the acceptance of their Shares for payment.

     3. Inadequate Space. If the space in this Letter of Transmittal is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate signed schedule attached to this Letter of Transmittal.

     4. Partial Tenders. (Not Applicable to Book-Entry-Shareholders.) If fewer than all the Shares evidenced by any Share Certificate submitted are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In these cases, new Share Certificates for the Shares that were evidenced by your old Share Certificates, but were not tendered by you, will be sent to you, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the purchase of Shares pursuant to the Offer. All Shares represented by Share Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. Signatures on Letter of Transmittal, Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered, the signature(s) must correspond with the name(s) as written on the face of the certificate without alteration, enlargement or any change whatsoever.

     If any of the Shares tendered are owned of record by two or more joint owners, all owners must sign this Letter of Transmittal.

     If any of the tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, attorney-in-fact, officer of a corporation or another acting in a fiduciary or representative capacity, that person should so indicate when signing, and proper evidence satisfactory to the Purchaser of the person's authority so to act must be submitted.

     When this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price for Shares is to be made to or certificates for Shares not tendered or purchased are to be issued in the name of a person other than the registered holder(s). Signatures on those certificates or stock powers must then be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) listed, the certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear on the certificate(s). Signatures on those certificates or stock powers must be guaranteed by an Eligible Institution.

     6. Stock Transfer Taxes. Except as provided in this Instruction 6, the Purchaser will pay any stock transfer taxes with respect to the transfer and sale of the purchased Shares pursuant to the Offer. If, however, payment of the purchase price is to be made to, or (in the circumstances permitted hereby and if applicable) if certificates for Shares not tendered or purchased are to be registered in the name of, any person other than the registered holder, or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of stock transfer taxes (whether imposed on the registered holder or that person) payable on account of the transfer to the person will be deducted from the purchase price if satisfactory evidence of the payment of those taxes, or exemption from them, is not submitted. Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificate(s) listed in this Letter of Transmittal.

     7. Special Payment and Delivery Instructions. If a check is to be issued in the name of, and/or certificates for Shares not tendered or not accepted for payment are to be issued or returned to, a person other than the signer of this Letter of Transmittal, or if a check and/or certificates are to be mailed to a person other than the signer of this Letter of Transmittal or to an address other than that shown in this Letter of Transmittal, the appropriate boxes on this Letter of Transmittal should be completed.

     8. Requests for Assistance or Additional Copies. Questions or requests for assistance may be directed to the Information Agent at the address and telephone numbers set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may also be obtained from the Information Agent or brokers, dealers, commercial banks or trust companies.

     9. Waiver of Conditions. The conditions of the Offer may be waived by the Purchaser in whole or in part at any time and from time to time in its sole discretion. See Section 1 of the Offer to Purchase.

     10. Substitute Form W-9. The tendering shareholder generally is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN"), generally the shareholder's social security or federal employer identification number, on Substitute Form W-9 contained herein. Failure to provide the information on the form may subject the tendering shareholder to up to 31% federal income tax withholding on the payment of the purchase price for Shares. The box in Part I of the Substitute Form W-9 may be checked if the shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the box in Part I is checked and the Depositary is not provided with a TIN within 60 days, the Depositary will thereafter withhold up to 31% of any purchase price payment made for Shares before a TIN is provided to the Depositary.

     11. Mutilated, Lost, Stolen or Destroyed Certificates for Microware Systems Corporation. Any holder of Microware Systems Corporation shares whose certificates for Microware Systems Corporation shares have been mutilated, lost, stolen or destroyed should write to or telephone Wells Fargo Bank Minnesota, N.A., Corporate Trust Services, MAC N9303-110, 6th & Marquette, Minneapolis, Minnesota 55479, Attention: Michael Lechner, telephone (612) 316-4305.

                            IMPORTANT TAX INFORMATION

     Under federal income tax law, a tendering shareholder whose tendered shares are accepted for purchase generally is required by law to provide the Depositary (as payer) with the shareholder's correct TIN on Substitute Form W-9 contained herein. If the shareholder is an individual, the TIN is the shareholder's social security number. If the Depositary is not provided with the correct TIN, the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to any shareholder with respect to Shares pursuant to the Offer may be subject to backup withholding.

     Certain shareholders (including, among others, corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that shareholder must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. These statements can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions. Other exempt holders should furnish their TIN on Substitute W-9, write "Exempt" in Part II of that form, and sign and date the Substitute Form W-9.

     If backup withholding applies, the Depositary is required to withhold up to 31% of any payments made to the shareholder. Backup withholding is not an additional tax. Rather, the tax liability for the year of the transaction of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be sought.

Purpose of Substitute Form W-9

     To prevent backup withholding on payments of the purchase price for Shares, each tendering shareholder, other than corporations, certain foreign individuals and certain others, generally is required to notify the Depositary of his or her correct TIN by completing the Substitute Form W-9 contained herein, certifying that the TIN provided on Substitute Form W-9 is correct (or that the shareholder is awaiting a TIN).

What Number to Give the Depositary

     The shareholder is required to give the Depositary the social security number or employer identification number of the record holder of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

         PAYER'S NAME: Mellon Investor Services LLC, as Depositary Agent


---------------------------------- ---------------------------------------------------------------------------------------

SUBSTITUTE FORM W-9                PART I -- Taxpayer Identification Number (TIN)

Department of the Treasury,        Please enter your correct number in the appropriate box below.  NOTE:  If the account
Internal Revenue Service           is more than one name, see the chart on the enclosed form, Guidelines for
                                   Certification of Taxpayer Identification Number on Substitute Form W-9, for guidance
PAYER'S REQUEST FOR                on which number to enter.
TAXPAYER IDENTIFICATION
NUMBER AND CERTIFICATION
                                         Social Security Number                Or     Employer Identification Number

                                         ___________________________                  ___________________________________

                                   If you do not have a TIN, see the
                                   instructions "How to Get a TIN" and check the
                                   box below.
                                                                     TIN Applied For  [_]

                                   ---------------------------------------------------------------------------------------

                                   PART II -- For Payees Exempt from Backup Withholding (see Guidelines for
                                   Certification of Taxpayer Identification Number on Substitute Form W-9)

                                   ---------------------------------------------------------------------------------------

                                   ---------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

PART III Certification -- Under penalties of perjury, I certify that:

(1)  The number shown on this form is my correct Taxpayer Identification Number
     (or I am waiting for a number to be issued to me), and

(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue
     Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest and dividends, or (c) IRS has notified me that I am no longer subject to backup withholding.

Certification Instructions. You must cross out Item (2) above if you have been notified by IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.


Name _______________________________________________________________________________
         (Please Print) (If multiple holders or you have changed your name, see
         Guidelines for Certification of Taxpayer Identification Number on
         Substitute Form W-9)

Signature(s)____________________________ Date___________________

--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF UP TO 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

     IMPORTANT: IF A SHAREHOLDER DESIRES TO ACCEPT THE OFFER, THIS LETTER OF TRANSMITTAL (OR A FACSIMILE OF IT), TOGETHER WITH CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS, OR THE NOTICE OF GUARANTEED DELIVERY, MUST BE RECEIVED BY THE DEPOSITARY BEFORE THE EXPIRATION DATE.

                     THE INFORMATION AGENT FOR THE OFFER IS:

                          MELLON INVESTOR SERVICES LLC
                            44 WALL STREET,7TH FLOOR
                            NEW YORK, NEW YORK 10005
                          CALL TOLL FREE: 800-504-8997
                       INTERNATIONAL CALLS: (917) 320-6267